COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

		Shares	Value
COMMON STOCK	100.8%
COMMUNICATIONS—TOWERS	16.9%
American Tower Corp.(a)		178,074	$44,735,750
Crown Castle International Corp.(a)		78,790	14,544,634

			59,280,384

REAL ESTATE	83.9%
DATA CENTERS	6.2%
Digital Realty Trust, Inc.(a)		101,126	14,339,667
Equinix, Inc.(a)		9,746	7,227,828

			21,567,495

HEALTH CARE	9.6%
Healthpeak Properties, Inc.(a)		304,174	10,442,293
Welltower, Inc.(a)		240,520	23,123,593

			33,565,886

INDUSTRIALS	15.2%
Americold Realty Trust(a)		258,578	7,209,155
EastGroup Properties, Inc.(a)		35,867	7,291,044
First Industrial Realty Trust, Inc.(a)		131,382	8,133,859
Prologis, Inc.(a)		188,814	30,489,685

			53,123,743

NET LEASE	9.6%
Gaming and Leisure Properties, Inc.(a)		206,424	9,687,478
Realty Income Corp.(a)		207,329	14,367,900
Spirit Realty Capital, Inc.(a)		67,583	3,110,170
VICI Properties, Inc.(a)		223,867	6,371,255

			33,536,803

OFFICE	3.3%
Highwoods Properties, Inc.(a)		174,641	7,988,079
Piedmont Office Realty Trust, Inc., Class A(a)		207,934	3,580,624

			11,568,703

RESIDENTIAL	21.2%
APARTMENT	11.0%
Apartment Income REIT Corp.(a)		58,403	3,122,224
Camden Property Trust(a)		68,567	11,395,835
Mid-America Apartment Communities, Inc.(a)		72,193	15,120,824
UDR, Inc.(a)		154,356	8,855,404

			38,494,287

		Shares	Value
MANUFACTURED HOME	2.6%
Sun Communities, Inc.(a)		50,484	$8,849,341

SINGLE FAMILY	7.6%
American Homes 4 Rent, Class A(a)		180,122	7,210,284
Invitation Homes, Inc.(a)		484,075	19,450,133

			26,660,417

TOTAL RESIDENTIAL			74,004,045

SELF STORAGE	10.3%
CubeSmart(a)		138,166	7,188,777
Life Storage, Inc.(a)		77,310	10,856,643
Public Storage(a)		46,457	18,131,238

			36,176,658

SHOPPING CENTERS	8.5%
COMMUNITY CENTER	3.4%
Brixmor Property Group, Inc.(a)		127,531	3,291,575
Kimco Realty Corp.(a)		219,150	5,413,005
Kite Realty Group Trust(a)		145,339	3,309,369

			12,013,949

REGIONAL MALL	5.1%
Simon Property Group, Inc.(a)		135,177	17,783,886

TOTAL SHOPPING CENTERS			29,797,835

TOTAL REAL ESTATE			293,341,168

TOTAL COMMON STOCK (Identified cost—$338,694,292)			352,621,552

PREFERRED SECURITIES—$25 PAR VALUE	10.4%
BANKS	4.1%
Bank of America Corp., 6.00%, Series GG(a),(b)		33,000	859,320
Bank of America Corp., 5.875%, Series HH(a),(b)		66,000	1,684,980
Bank of America Corp., 5.375%, Series KK(a),(b)		13,500	341,280
Citigroup, Inc., 7.125% to 9/30/23, Series J(a),(b),(c)		50,714	1,337,328
Citigroup, Inc., 6.875% to 11/15/23, Series K(a),(b),(c)		63,054	1,661,473
Dime Community Bancshares, Inc., 5.50%(a),(b)		59,000	1,410,690
Fifth Third Bancorp, 6.00%, Series A(b)		13,308	338,822

		Shares	Value
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series J(a),(b),(c)		25,500	$649,485
JPMorgan Chase & Co., 5.75%, Series DD(a),(b)		76,000	1,952,440
JPMorgan Chase & Co., 6.00%, Series EE(a),(b)		50,000	1,316,000
Synovus Financial Corp., 5.875% to 7/1/24, Series E(b),(c)		20,000	524,000
Wells Fargo & Co., 6.625% to 3/15/24, Series R(a),(b),(c)		58,671	1,574,143
Wintrust Financial Corp., 6.875% to 7/15/25, Series E(b),(c)		25,000	704,500

			14,354,461

ELECTRIC	0.5%
Duke Energy Corp., 5.75%, Series A(a),(b)		25,000	648,000
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(b),(c)		37,000	1,088,910

			1,736,910

FINANCIAL	2.0%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Oaktree Capital Group LLC, 6.625%, Series A(a),(b)		38,000	987,620
Oaktree Capital Group LLC, 6.55%, Series B(b)		7,062	186,225

			1,173,845

INVESTMENT BANKER/BROKER	1.7%
Charles Schwab Corp./The, 5.95%, Series D(b)		13,548	342,900
Morgan Stanley, 7.125% to 10/15/23, Series E(a),(b),(c)		48,500	1,293,495
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b),(c)		91,254	2,425,531
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(b),(c)		64,500	1,686,675

			5,748,601

TOTAL FINANCIAL			6,922,446

INDUSTRIALS—CHEMICALS	0.5%
CHS, Inc., 7.875%, Series 1(b)		14,459	385,332
CHS, Inc., 7.10% to 3/31/24, Series 2(b),(c)		10,500	278,250
CHS, Inc., 7.50%, Series 4(b)		35,754	989,671

			1,653,253

INSURANCE	1.2%
LIFE/HEALTH INSURANCE	0.7%
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b),(c)		30,000	795,900
Athene Holding Ltd., 4.875%, Series D(a),(b)		27,030	587,362
Brighthouse Financial, Inc., 6.75%, Series B(a),(b)		8,839	228,753
Prudential Financial, Inc., 5.625%, due 8/15/58(a)		26,860	702,926

			2,314,941

		Shares	Value
MULTI-LINE	0.4%
American International Group, Inc., 5.85%, Series A(b)		15,000	$389,400
Hartford Financial Services Group, Inc./The, 6.00%, Series G(a),(b)		26,418	708,795
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(a),(c)		16,050	398,522

			1,496,717

REINSURANCE—FOREIGN	0.1%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(b)		10,114	257,907

TOTAL INSURANCE			4,069,565

INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
AT&T, Inc., 5.00%, Series A(a),(b)		57,000	1,299,600
AT&T, Inc., 4.75%, Series C(a),(b)		45,000	984,600
Telephone and Data Systems, Inc., 6.625%, Series UU(a),(b)		26,500	655,610

			2,939,810

PIPELINES	0.6%
Energy Transfer LP, 7.60% to 5/15/24, Series E(a),(b),(c)		80,500	1,993,180

PIPELINES—FOREIGN	0.2%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(c)		25,300	651,475

REAL ESTATE	0.2%
INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.875%, Series B(b)		3,039	76,431

OFFICE	0.2%
Hudson Pacific Properties, Inc., 4.75%, Series C(a),(b)		31,500	678,195

TOTAL REAL ESTATE			754,626

UTILITIES—GAS	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b),(c)		20,000	537,000

UTILITIES—FOREIGN	0.2%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(c)		25,000	655,250

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$36,392,078)			36,267,976

		Principal Amount	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	26.5%
BANKS	6.5%
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b),(c)		$1,875,000	$1,942,875
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(b),(c)		950,000	1,015,028
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b),(c)		975,000	1,021,313
Citigroup, Inc., 5.95% to 1/30/23(a),(b),(c)		1,489,000	1,508,506
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b),(c)		1,423,000	1,452,243
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b),(c)		1,475,000	1,543,882
Citigroup, Inc., 6.30% to 5/15/24, Series M(a),(b),(c)		1,025,000	1,032,944
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(b),(c)		750,000	781,913
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series R(a),(b),(c)		614,000	614,368
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b),(c)		1,250,000	1,280,063
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b),(c)		975,000	999,984
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(b),(c)		1,000,000	1,014,000
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b),(c)		1,781,000	1,859,693
PNC Financial Services Group, Inc./The, 3.995% (3 Month US LIBOR + 3.678%), Series O (FRN)(a),(b),(d)		2,000,000	2,001,605
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a),(b),(c)		1,350,000	1,294,886
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b),(c)		3,175,000	3,325,177

			22,688,480

BANKS—FOREIGN	12.1%
Banco Santander SA, 7.50% to 2/8/24 (Spain)(b),(c),(e),(f)		1,000,000	1,041,000
Bank of Montreal, 5.625% to 4/26/27, due 5/26/82 (Canada)(c)		200,000	163,468
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b),(c)		1,275,000	1,278,188
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(c),(f)		1,200,000	1,227,000
Barclays PLC, 6.375% to 12/15/25 (United Kingdom)(b),(c),(e),(f)		800,000	1,087,838
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(b),(c),(f)		800,000	1,108,273
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(b),(c),(e),(f)		600,000	810,866
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(c),(f)		2,400,000	2,541,600
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(b),(c),(f),(g)		1,000,000	1,036,750
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(c),(f),(g)		1,800,000	1,940,751
Commerzbank AG, 7.00% to 4/9/25 (Germany)(b),(c),(e),(f)		800,000	811,975
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(c),(f),(g)		1,400,000	1,454,950
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(c),(f),(g)		2,600,000	2,747,875
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(c),(f),(g)		1,200,000	1,338,180
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(c),(f),(g)		600,000	593,742

		Principal Amount	Value
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(c),(f),(g)		$1,000,000	$1,011,400
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(c),(f),(g)		1,200,000	1,244,250
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b),(c),(f)		1,000,000	1,030,300
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(c),(f)		1,000,000	1,038,820
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(b),(c),(e),(f)		1,000,000	1,033,542
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(c),(f),(g)		600,000	628,500
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(c),(f)		2,400,000	2,523,216
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(c),(f)		2,400,000	2,551,778
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(c),(f)		2,600,000	2,661,490
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(c),(f)		2,400,000	2,610,276
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(c)		1,600,000	1,270,363
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(c),(f),(g)		800,000	830,392
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(b),(c),(e),(f)		400,000	413,500
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(b),(c),(e),(f)		1,600,000	1,680,000
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(b),(c),(e),(f)		2,000,000	2,125,846
UniCredit SpA, 8.00% to 6/3/24 (Italy)(b),(c),(e),(f)		600,000	628,236

			42,464,365

ELECTRIC	1.0%
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b),(c)		1,050,000	1,044,750
Duke Energy Corp., 4.875% to 9/16/24(a),(b),(c)		1,275,000	1,291,741
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(a),(c)		1,350,000	1,309,500

			3,645,991

ELECTRIC—FOREIGN	0.4%
Electricite de France SA, 5.25% to 1/29/23, 144A (France)(a),(b),(c),(g)		1,350,000	1,348,312

FINANCIAL	1.3%
Charles Schwab Corp./The, 5.00% to 6/1/27(a),(b),(c)		970,000	968,836
Charles Schwab Corp./The, 5.137% (3 Month US LIBOR + 4.82%), (FRN)(a),(b),(d)		1,300,000	1,300,000
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b),(c)		2,050,000	2,121,750

			4,390,586

		Principal Amount	Value
INSURANCE	2.3%
LIFE/HEALTH INSURANCE	0.3%
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(b),(c)		$1,000,000	$995,000

LIFE/HEALTH INSURANCE—FOREIGN	1.1%
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(c),(g)		2,000,000	2,067,240
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(b),(c),(f)		1,500,000	1,560,375

			3,627,615

PROPERTY CASUALTY	0.2%
Markel Corp., 6.00% to 6/1/25(a),(b),(c)		800,000	829,000

PROPERTY CASUALTY—FOREIGN	0.5%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)(b),(c),(e)		1,200,000	1,213,854
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43, 144A (Australia)(a),(c),(g)		500,000	527,500

			1,741,354

REINSURANCE	0.2%
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144A(c),(g)		850,000	805,375

TOTAL INSURANCE			7,998,344

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.5%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(c),(e)		1,600,000	1,650,400

OIL & GAS—FOREIGN	0.3%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(b),(c)		1,000,000	1,008,000

PIPELINES	0.6%
Energy Transfer LP, 7.125% to 5/15/30, Series G(a),(b),(c)		2,191,000	2,141,702

PIPELINES—FOREIGN	0.2%
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a),(c)		880,000	890,754

		Principal Amount	Value
REAL ESTATE—RETAIL—FOREIGN	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(a),(c),(g)		$1,300,000	$1,277,250

UTILITIES	0.9%
ELECTRIC	0.4%
Edison International, 5.375% to 3/15/26, Series A(a),(b),(c)		1,300,000	1,257,425

ELECTRIC—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a),(c)		2,075,000	1,939,243

TOTAL UTILITIES			3,196,668

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$93,010,307)			92,700,852

CORPORATE BONDS—INSURANCE—FOREIGN	0.2%
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(c),(e)		600,000	597,575

TOTAL CORPORATE BONDS (Identified cost—$598,200)			597,575

		Shares
SHORT-TERM INVESTMENTS	3.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.17%(h)		11,897,563	11,897,563

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$11,897,563)			11,897,563

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$480,592,440)	141.3%		494,085,518
WRITTEN OPTION CONTRACTS (Premiums received—$951,974)	(0.7)		(2,354,804)
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.6)		(141,989,305)

NET ASSETS (Equivalent to $20.87 per share based on 16,755,000 shares of common stock outstanding)	100.0%		$349,741,409

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(i)	Premiums Received	Value
Call — American Homes 4 Rent	Goldman Sachs International	$39.46	4/14/22	(32,950)	$(1,318,989)	$(15,335)	$(38,091)
Call — American Tower Corp.	Goldman Sachs International	246.00	4/14/22	(31,129)	(7,820,227)	(71,310)	(215,337)
Call — American Tower Corp.	Goldman Sachs International	247.58	4/14/22	(21,168)	(5,317,825)	(43,769)	(125,402)
Call — Americold Realty Trust	Goldman Sachs International	28.73	4/14/22	(64,760)	(1,805,509)	(32,613)	(19,975)
Call—Americold Realty Trust	Goldman Sachs International	28.92	4/14/22	(38,276)	(1,067,135)	(16,574)	(9,909)
Call — Camden Property Trust	Goldman Sachs International	169.73	4/14/22	(10,488)	(1,743,106)	(30,533)	(14,922)
Call — Camden Property Trust	Goldman Sachs International	175.54	4/14/22	(4,223)	(701,863)	(8,834)	(1,561)
Call — Crown Castle International Corp.	Goldman Sachs International	175.68	4/14/22	(12,315)	(2,273,349)	(27,081)	(121,377)
Call — Crown Castle International Corp.	Goldman Sachs International	184.66	4/14/22	(3,999)	(738,215)	(8,937)	(12,625)
Call — Cubesmart	Goldman Sachs International	51.30	4/14/22	(26,151)	(1,360,637)	(15,123)	(33,621)
Call — Cubesmart	Goldman Sachs International	53.13	4/14/22	(15,212)	(791,480)	(7,025)	(7,322)
Call — Digital Realty Trust, Inc.	Goldman Sachs International	140.14	4/14/22	(17,435)	(2,472,283)	(43,017)	(59,070)
Call — Digital Realty Trust, Inc.	Goldman Sachs International	140.63	4/14/22	(11,880)	(1,684,584)	(24,608)	(36,388)
Call — Equinix, Inc.	Goldman Sachs International	728.07	4/14/22	(642)	(476,120)	(6,256)	(15,080)
Call — Equinix, Inc.	Goldman Sachs International	743.55	4/14/22	(1,742)	(1,291,902)	(18,782)	(23,402)
Call — Gaming and Leisure Properties, Inc.	Goldman Sachs International	46.37	4/14/22	(47,335)	(2,221,432)	(28,477)	(56,829)
Call — Gaming and Leisure Properties, Inc.	Goldman Sachs International	46.63	4/14/22	(12,861)	(603,567)	(7,201)	(13,361)
Call — Healthpeak Properties, Inc.	Goldman Sachs International	32.48	4/14/22	(75,061)	(2,576,844)	(35,842)	(145,957)
Call — Healthpeak Properties, Inc.	Goldman Sachs International	34.55	4/14/22	(44,202)	(1,517,455)	(10,498)	(19,966)

Over-the-Counter Option Contracts (continued)

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(i)	Premiums Received	Value
Call — Kimco Realty Corp.	Goldman Sachs International	$24.07	4/14/22	(42,753)	$(1,055,999)	$(18,559)	$(38,579)
Call — Kimco Realty Corp.	Goldman Sachs International	25.46	4/14/22	(15,893)	(392,557)	(4,833)	(2,836)
Call — Life Storage, Inc.	Goldman Sachs International	132.53	4/14/22	(14,371)	(2,018,120)	(25,602)	(108,537)
Call — Life Storage, Inc.	Goldman Sachs International	139.60	4/14/22	(8,844)	(1,241,963)	(9,124)	(22,012)
Call — Mid-America Apartment Communities, Inc.	Goldman Sachs International	210.14	4/14/22	(11,705)	(2,451,612)	(35,385)	(30,535)
Call — Mid-America Apartment Communities, Inc.	Goldman Sachs International	219.10	4/14/22	(4,754)	(995,725)	(12,454)	(2,668)
Call — Prologis, Inc.	Goldman Sachs International	153.99	4/14/22	(27,721)	(4,476,387)	(65,485)	(230,620)
Call — Prologis, Inc.	Goldman Sachs International	157.75	4/14/22	(18,861)	(3,045,674)	(28,035)	(97,487)
Call — Public Storage	Goldman Sachs International	370.55	4/14/22	(8,575)	(3,346,651)	(45,012)	(182,828)
Call — Public Storage	Goldman Sachs International	387.15	4/14/22	(2,814)	(1,098,248)	(12,402)	(23,702)
Call — Realty Income Corp.	Goldman Sachs International	68.28	4/14/22	(14,436)	(1,000,415)	(8,096)	(22,730)
Call — Realty Income Corp.	Goldman Sachs International	68.69	4/14/22	(37,987)	(2,632,499)	(27,844)	(49,149)
Call — Simon Property Group, Inc.	Goldman Sachs International	144.79	4/14/22	(24,608)	(3,237,428)	(57,479)	(4,530)
Call — Simon Property Group, Inc.	Goldman Sachs International	146.73	4/14/22	(9,068)	(1,192,986)	(13,472)	(1,175)
Call — Sun Communities, Inc.	Goldman Sachs International	189.76	4/14/22	(5,806)	(1,017,734)	(10,059)	(479)
Call — UDR, Inc.	Goldman Sachs International	55.73	4/14/22	(27,324)	(1,567,578)	(21,053)	(49,807)
Call — VICI Properties, Inc.	Goldman Sachs International	28.62	4/14/22	(14,252)	(405,612)	(2,746)	(6,259)
Call — VICI Properties, Inc.	Goldman Sachs International	29.13	4/14/22	(45,962)	(1,308,079)	(19,189)	(10,901)
Call — Welltower, Inc.	Goldman Sachs International	86.64	4/14/22	(46,268)	(4,448,206)	(61,731)	(444,043)
Call — Welltower, Inc.	Goldman Sachs International	93.83	4/14/22	(17,652)	(1,697,063)	(21,599)	(55,732)
				(871,483)	$(76,413,058)	$(951,974)	$(2,354,804)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(j)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 37,000,000	2.201%	Monthly	0.280%	Monthly	10/1/25	$92,448	$—	$92,448
14,500,000	2.360	Monthly	0.280	Monthly	12/18/25	(49,834)	—	(49,834)
37,000,000	1.957	Monthly	0.280	Monthly	3/1/26	396,816	—	396,816
37,000,000	1.557	Monthly	0.280	Monthly	3/1/27	1,059,066	—	1,059,066

						$1,498,496	$—	$1,498,496

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the period March 2, 2022 through March 31, 2022, which was the period the Fund had interest rate swap contracts outstanding.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	1,631,118	USD	1,286,650	4/4/22	$(18,081)
Brown Brothers Harriman	CAD	181,442	USD	142,019	4/4/22	(3,116)
Brown Brothers Harriman	GBP	236,632	USD	308,361	4/4/22	(2,491)
Brown Brothers Harriman	GBP	601,600	USD	787,980	4/4/22	(2,312)
Brown Brothers Harriman	GBP	204,088	USD	266,637	4/4/22	(1,463)
Brown Brothers Harriman	GBP	402,512	USD	527,639	4/4/22	(1,120)
Brown Brothers Harriman	GBP	196,260	USD	259,111	4/4/22	1,295
Brown Brothers Harriman	GBP	206,953	USD	273,929	4/4/22	2,065
Brown Brothers Harriman	GBP	207,478	USD	277,029	4/4/22	4,475
Brown Brothers Harriman	GBP	207,222	USD	276,803	4/4/22	4,586
Brown Brothers Harriman	USD	1,452,221	CAD	1,812,560	4/4/22	(2,355)
Brown Brothers Harriman	USD	2,973,405	GBP	2,262,745	4/4/22	(951)
Brown Brothers Harriman	CAD	1,816,275	USD	1,454,847	5/3/22	2,223
Brown Brothers Harriman	GBP	2,293,479	USD	3,012,966	5/4/22	716

						$(16,529)

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Over Night Financing Rate
OIS	Overnight Indexed Swap
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $324,202,552 in aggregate has been pledged as collateral.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Security converts to floating rate after the indicated fixed-rate coupon period.
(d)	Variable rate. Rate shown is in effect at March 31, 2022.
(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $14,655,007 which represents 4.2% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $39,752,346 which represents 11.4% of the net assets of the Fund (8.0% of the managed assets of the Fund).

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $18,852,467 which represents 5.4% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Rate quoted represents the annualized seven-day yield.
(i)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(j)	Based on 1-Month USD-SOFR-OIS. Represents rates in effect at March 31, 2022.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$352,621,552	$352,621,552	$—	$—
Preferred Securities—$25 Par Value	36,267,976	36,267,976	—	—
Preferred Securities—Capital Securities	92,700,852	—	92,700,852	—
Corporate Bonds	597,575	—	597,575	—
Short-Term Investments	11,897,563	—	11,897,563	—

Total Investments in Securities(a)	$494,085,518	$388,889,528	$105,195,990	$—

Forward Foreign Currency Exchange Contracts	$15,360	$—	$15,360	$—
Interest Rate Swap Contracts	1,548,330	—	1,548,330	—

Total Derivative Assets(a)	$1,563,690	$—	$1,563,690	$—

Forward Foreign Currency Exchange Contracts	$(31,889)	$—	$(31,889)	$—
Interest Rate Swap Contracts	(49,834)	—	(49,834)	—
Written Option Contracts	(2,354,804)	—	(2,354,804)	—

Total Derivative Liabilities(a)	$(2,436,527)	$—	$(2,436,527)	$—

(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the period February 24, 2022 (commencement of investment operations) through March 31, 2022:

	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$76,413,058	$4,467,813

(a)	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents one month for written option contracts.
(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.